UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2025

Sono Group N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 30, 2024, Sono Group N.V. (the “Company”) entered into (i) a securities purchase agreement (as amended, the “Securities Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), pursuant to which the Company agreed, subject to certain conditions and limitations, to sell and issue to Yorkville a new convertible debenture, (ii) an exchange agreement (as amended, the “Exchange Agreement”) with Yorkville, pursuant to which the Company agreed, subject to the satisfaction of certain conditions and limitations, to issue shares of preferred stock of the Company to Yorkville in exchange for the surrender and cancellation of all of the debentures held by Yorkville, and (iii) an omnibus amendment to transaction documents (the “Omnibus Amendment”) with Yorkville, pursuant to which the Company and Yorkville agreed to modify certain terms of the Securities Purchase Agreement.

On March 7, 2025, the Company and Yorkville entered into a second omnibus amendment to transaction documents (the “Second Omnibus Amendment”), pursuant to which the Company agreed to amend the definition of “Floor Price” in the Exchange Agreement to mean a price per ordinary share of the Company equal to (a) $4.00, which will be in effect during the period (the “Initial Floor Price Period”) commencing on the closing date of the transactions contemplated by the Exchange Agreement and ending on the day that is six months from the date the Company’s ordinary shares are relisted on the Nasdaq Capital Market and (b) $1.00, which will be in effect following the Initial Floor Price Period. The parties also agreed to extend the termination date with respect to the obligations of Yorkville under each of the Exchange Agreement and Securities Purchase Agreement from January 15, 2025 to April 15, 2025 and from February 28, 2025 to April 15, 2025, respectively.

The foregoing description of the Second Omnibus Amendment does not purport to be complete and is qualified in its entirety by the terms of the Second Omnibus Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Second Omnibus Amendment to Transaction Documents

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.
Dated: March 7, 2025
	By:	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Managing Director